Wells                 Wells Fargo Bank, N.A.                Commercial Banking
Fargo                                                       MAC N8200-026
                                                            666 Walnut Street
                                                            Des Moines, IA 50309

August 10, 2005

David Boone, CFO
American CareSource Holdings, Inc.
8080 Tristar Drive, Suite 100
Irving, TX 75063

RE:   Second Addendum to Credit Agreement

Dear David:

Enclosed are the following documents necessary to increase the line of credit to $4,000,000:

1)    Second Addendum to Credit Agreement
2)    Revolving Note
3)    Corporate Certificate of Authority

I have also sent a copy of the previous Corporate Certificate of Authority for your reference. All documents that need to be signed by John Pappajohn and Derace Schaffer have been sent for their respective signatures.

Please sign the enclosed documents and return to my attention by overnight delivery. I will provide you with a complete set of signed copies as soon as available.

If you have any questions, please call me at (515) 245-3249.

Sincerely,


/s/ Randy Stromley

Randy Stromley
Vice President

                                 SECOND ADDENDUM
                                       TO
                                CREDIT AGREEMENT

THIS SECOND ADDENDUM to Credit Agreement ("Second Addendum") is made as of the 9th day of August, 2005 by Wells Fargo Bank, National Association (the "Bank") and American CareSource Holdings, Inc. (the "Borrower").

Recitals:

A. The Bank and the Borrower entered into a Credit Agreement, with an Effective Date of December 1, 2004 ("Credit Agreement"), as amended by a First Addendum to Credit Agreement dated February 2, 2005, pursuant to which the Bank made available to the Borrower a $3,000,000.00 revolving line of credit for general business purposes. Borrowings under the Line are currently evidenced by a $3,000,000.00 promissory note, dated February 2, 2005 ("Existing Revolving Note").

B. As of August 8, 2005 there is owed on the Existing Revolving Note the principal amount of $2,480,000 and accrued, unpaid interest in the amount of $3,366.32.

C. The Borrower has requested that the Bank increase the Line to Three Million Seven Hundred Fifty Thousand Dollars ($4,000,000.00).

D. The Bank and the Borrower wish to amend the Credit Agreement pursuant to the terms of this Second Addendum.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1. All terms not otherwise defined in this Second Addendum shall have the meaning given to such term in the Credit Agreement. The recital paragraphs are hereby incorporated as though fully set forth in this Second Addendum.

2. Notwithstanding the execution of the Credit Agreement or any addendum thereto, or the delivery of all documents in furtherance thereof, the obligation of the Bank to make any advance on the Line and this Second Addendum becoming effective shall be subject to the timely satisfaction of the following conditions precedent:

      a) No event of default or event which will mature into an event of default, shall have occurred and be continuing.

      b) The representations and warranties of the Borrower contained in the Documents shall be true and correct as of the date of any advance on the Line.

      c) The Borrower shall have delivered to the Bank copies, duly certified as of the date of this Second Addendum by the Borrowers secretary of
            (i) the resolutions
            of Borrower's board of directors authorizing the execution and delivery of this Second Addendum and the Documents required by this Second Addendum, (ii) all documents evidencing other necessary Borrower action, and (iii) all approvals or consents required, if any, with respect to the Documents.

      d) The Borrower shall have delivered to the Bank a certificate of its secretary certifying the name(s) of the person(s) authorized to sign this Second Addendum and the Documents, and all other documents and certificates of the Borrower to be delivered hereunder, together with the true signatures of such person(s).

      e) The Borrower shall have delivered the Documents and the agreements listed below, each of which shall be in a form and content satisfactory to the Bank, executed by the parties specified therein, and all other documents, certificates, opinions and statements requested by the Bank:

            i)    This Second Addendum.

            ii) The revolving note attached hereto as Exhibit "A" ("New Revolving Note") which shall evidence the Borrower's obligation to repay advances made under the Line (as defined below). Upon this Second Addendum becoming effective, the New Revolving Note will replace, but not be deemed to satisfy, the Existing Revolving Note.

      f) The Bank shall have received from John Pappajohn the Consent to Second Addendum of Credit Agreement, Ratification of Guaranty and Waiver of Claims attached hereto as Exhibit "B".

      g) The Borrower shall have reimbursed the Bank for all expenses incurred by it in connection with this Second Addendum, including but not limited to, attorney's fees.

3. Section 1.1 (Line Credit Amount) of the Credit Agreement is hereby deleted and the following new Section 1.1 is substituted in lieu thereof:

            1.1 Line of Credit Amount. During the Line Availability Period defined below, the Bank agrees to provide a revolving line of credit (the "Line") to the Borrower. Outstanding amounts under the Line will not, at any one time, exceed FOUR MILLION DOLLARS AND 00/100 DOLLARS ($4,000,000.00).

4. Section 1.3 (Advances) of the Credit Agreement is hereby deleted and the following new Section 3.1 is substituted in lieu thereof:

            1.3 Advances. The Borrower's obligation to repay advances made under the Line will be evidenced by a single promissory note (the "Revolving Note") dated as of August 9, 2005. Reference is made to the Revolving Note for interest rate and repayment terms.

5. Section 3.1 (Requests for Advances) of the Credit Agreement is hereby deleted and the following new Section 3.1 is substituted in lieu thereof:

            3.1 Requests for Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the Bank at the oral or written request of (i) David S Boone or Steven M. Phillips, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of the Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of the Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The Bank shall have no obligation to determine whether any person requesting an advance is or has been authorized by the Borrower.

6. Section 3.2 (Payments) of the Credit Agreement is hereby deleted and the following new Section 3.2 is substituted in lieu thereof:

            3.2 Payments. All principal, interest and fees due under the Documents shall be paid in immediately available funds as contracted in this Agreement and no later than the payment due date set forth in the statement mailed to the Borrower by the Bank. Should a payment come due on a Saturday, Sunday or any other day on which commercial banks in Iowa are authorized or required by law to close day, then the payment shall be made no later than the next Business Day. A Business Day means any day except a Saturday, Sunday or any other day on which commercial banks in Iowa are authorized or required by law to close. For amounts bearing interest at the LIBOR Rate (if any) a Business Day is a day on which the Bank is open for substantially all of its business and on which dealings in U.S. dollar deposits are carried on in the London interbank market.

7. The Borrower does hereby release and forever discharge Wells Fargo Bank, National Association, Wells Fargo & Company, and their respective affiliates and their officers, directors, attorneys, agents, employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, liquidated or unliquidated, fixed, contingent, direct or indirect without limit, including any action in law or equity, which the Borrower now has or may ever have had against them, if the circumstances giving rise to such causes of action, suits, claims and demands arose prior to the date of this Second Addendum.

8. Except as modified by this Second Addendum, all the terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect.

9. The Credit Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Bank with respect to the subject matter thereof and supersedes all prior agreements and understandings among such parties with respect to the subject mailers thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY.

IN WITNESS WHEREOF, the parties have executed this Second Addendum as of the day and year first above written.

AMERICAN CARESOURCE HOLDINGS, INC.


By  /s/ David Boone
   ---------------------------
Its CFO, Secretary & Treasurer
    --------------------------

WELLS FARGO BANK, NATIONAL ASSOCIATION


By
   -----------------------------------
   Randall R. Stromley, Vice President

                                    EXHIBIT A

Wells    Wells Fargo Bank,
Fargo    National Association                                     Revolving Note

================================================================================

$4,000,000.00                                                     August 9, 2005

FOR VALUE RECEIVED. American CareSource Holdings, Inc. (the "Borrower") promises to pay to the order of Wells Fargo Bank, National Association (the "Bank"), at its principal office or such other address as the Bank or holder may designate from time to time, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing on the unpaid balance at the annual interest rate defined below. Absent manifest error the Bank's records will be conclusive evidence of the principal and accrued interest owing hereunder.

This Revolving Note is issued pursuant to a Second Addendum to credit Agreement of even date herewith between the Bank and the Borrower (the "Agreement"). The Agreement, and any amendments or substitutions thereto, contain additional terms and conditions including default and acceleration provisions. The terms of the Agreement are incorporated into this Revolving Note by reference. Capitalized terms not expressly defined herein shall have the meanings given them in the Agreement.

INTEREST RATE

Base Rate. The principal balance outstanding under this Revolving Note will bear interest at an annual rate equal to the Base Rate, floating (the "Base Rate Option"). The Base Rate is the "base" or "prime" rate of interest established by the Bank from time to time at its principal office in Des Moines, Iowa.

REPAYMENT TERMS

Interest. Interest will be payable on the last day of each month, beginning August31, 2005.

Principal. Principal, and any unpaid interest, will be payable in a single payment due on July 31, 2006.

ADDITIONAL TERMS AND CONDITIONS. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank in the event this Revolving Note is not duly paid. Demand, presentment, protest and notice of nonpayment and dishonor of this Revolving Note are expressly waived. This Revolving Note will be governed by the substantive laws of the State of Iowa.

AMERICAN CARESOURCE HOLDINGS, INC.


By:  /s/ David Boone
    ---------------------------
Its: CFO, Secretary & Treasurer
     --------------------------

                                    Exhibit B

                 CONSENT TO SECOND ADDENDUM TO CREDIT AGREEMENT,
                  RATIFICATION OF GUARANTY AND WAIVER OF CLAIMS

THIS CONSENT TO SECOND ADDENDUM TO CREDIT AGREEMENT, RATIFICATION OF GUARANTY AND WAIVER OF CLAIMS ("Consent and Ratification") is made by John Pappajohn ("Personal Guarantor") and delivered to Wells Fargo Bank, National Association ("Bank") effective as of August 9, 2005.

RECITALS:

A. American CareSource Holdings, Inc. ("Borrower") and the Bank entered into a Credit Agreement, dated as of December 1, 2004, as amended from time to time ("Credit Agreement") pursuant to which the Bank has made the Line available to the Borrower. The Borrower has requested that the Bank increase the Line, as evidenced by a promissory note, dated August 9, 2005, in the original principal amount of Four Million Dollars ($4,000,000.00) ("New Revolving Note"). In conjunction with the New Revolving Note, the Borrower and Bank entered into a Second Addendum to Credit Agreement, dated as of August 9, 2005 (the "Second Addendum").

B. At the Borrower's request, the Personal Guarantor has agreed to (i) unconditionally guaranty the repayment of the New Revolving Note pursuant to a written guaranty, dated August 9, 2005, a copy of which is attached hereto as Exhibit "A" (the "Guaranty") and (ii) authorize the Bank to make, upon the occurrence of an Event of Default, an advance under the Personal Guarantor's personal line of credit at the Bank and use the proceeds of such advance to reduce the Borrowers obligations under the New Revolving Note.

C. The Bank has agreed to increase the credit amount of the Line in accordance with the terms of the Second Addendum, provided that all of the conditions precedent set out in the Second Addendum are satisfied in full, including, without limitation, the execution and delivery to the Bank of
      (i) the Guaranty and (ii) this Consent and Ratification by the Personal Guarantor.

NOW THEREFORE, the Personal Guarantor agrees:

1. The Recital Paragraphs are incorporated in this Consent and Ratification as though fully set forth herein. The Personal Guarantor has been provided with a copy of the New Revolving Note and Second Addendum and acknowledges receipt of the same.

2. The Personal Guarantor hereby consents to the Second Addendum and the New Revolving Note.

3. The Guarantor hereby acknowledges that the Guaranty secures the New Revolving Note, including all extensions, renewals, replacements or refinancings thereof, which may be owed by the Borrower to the Bank now or in the future.

4. The Guarantor hereby acknowledges and agrees that his personal line of credit with the Bank that is evidenced by a promissory note, dated August 9, 2005, in the initial principal amount of $15,000,000.00 (and any extensions, renewals, replacements or refinancings thereof) ("Guarantor Line of Credit") will be reduced by Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00) to effect the Guarantor's support of the New Revolving Note and all extensions, renewals, replacements or refinancings thereof. The Guarantor further agrees that upon (i) a default by the Borrower under the terms of the Credit Agreement and/or the New Revolving Note or (ii) the maturity date of the New Revolving Note, the Bank is hereby authorized to make an advance under the Guarantor Line of Credit and apply the proceeds of such advance to the New Revolving Note.

      The Guarantor further agrees that in the event the Guarantor Line of Credit is not renewed or extended upon its expiration or is otherwise terminated, the Guarantor shall provide to the Bank a standby letter of credit, or some other form of collateral that would be acceptable to the Bank in its sole discretion in support of the obligations owed by the Borrower under the New Revolving Note, issued by a banking institution acceptable to the Bank in an amount not less than Three Million Dollars ($3,250,000.00), naming the Bank as the beneficiary thereunder.

5. The Guarantor shall, within 150 days of each calendar year end, provide his current personal financial statement certified as correct and promptly provide upon filing, a copy of his most recent annual federal income tax return and all schedules attached to it.

6. Except for "Core Proceedings" under the United States Bankruptcy Code, the Bank and the Guarantor agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way the Guaranty, this Consent and Ratification, the Credit Agreement, and/or other documents and agreements executed in conjunction therewith and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination. Any arbitration proceeding will (i) proceed in Des Moines, Iowa; (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (iii) be conducted in accordance with the Commercial Arbitration rules of the American Arbitration Association ("AAA").

      This arbitration requirement does not limit the right of either party to
      (i) foreclose against collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before, during or after the pendency or any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this Section.

      Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

      In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

      In any arbitration proceeding, discovery will be permitted and will be governed by the Iowa Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

      The arbitrator shall award costs and expenses of the arbitration proceeding in accordance with the provisions of the New Revolving Note.

      This Section shall survive the payment of all obligations to the Bank.

7. The Guarantor does hereby release and forever discharge the Bank, Wells Fargo & Company and their respective affiliates and their officers, directors, attorneys, agents, employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, liquidated or unliquidated, fixed, contingent, direct or indirect without limit, including any action in law or equity, which the Guarantor now has or may ever have had against them, if the circumstances giving rise to such causes of action, suits, claims and demands (a) are related in any manner whatsoever to the transactions which are the subject of this Consent and Ratification and (b) arose prior to the date of this Consent and Ratification.

8. This Consent and Ratification shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns.

9. This Consent and Ratification shall be construed in accordance with the laws of Iowa applicable to contracts performed entirely within the State. Any action to enforce the provisions of this Consent and Ratification or arising from the actions of any party in connection therewith, shall be brought in the United States District Court for the Southern District of Iowa or in the Iowa District Court in Polk County, Iowa, except such action as may be necessary by the Bank to protect, preserve and realize its security interest in collateral located in another jurisdiction.

      IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, this Consent and Ratification was executed effective as of the day and year first above written.


------------------------
John Pappajohn

Wells    Wells Fargo Bank,
Fargo    National Association                                     Revolving Note

================================================================================

$4,000,000.00                                                     August 9, 2005

FOR VALUE RECEIVED, American CareSource Holdings, Inc. (the "Borrower') promises to pay to the order of Wells Fargo Bank, National Association (the "Bank"), at its principal office or such other address as the Bank or holder may designate from time to time, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing on the unpaid balance at the annual interest rate defined below. Absent manifest error the Bank's records will be conclusive evidence of the principal and accrued interest owing hereunder.

This Revolving Note is issued pursuant to a Second Addendum to Credit Agreement of even date herewith between the Bank and the Borrower (the "Agreement"). The Agreement, and any amendments or substitutions thereto, contain additional terms and conditions including default and acceleration provisions. The terms of the Agreement are incorporated into this Revolving Note by reference. Capitalized terms not expressly defined herein shall have the meanings given them in the Agreement.

INTEREST RATE

Base Rate. The principal balance outstanding under this Revolving Note will bear interest at an annual rate equal to the Base Rate, floating (the "Base Rate Option"). The Base Rate is the "base" or "prime" rate of interest established by the Bank from time to time at its principal office in Des Moines, Iowa.

REPAYMENT TERMS

Interest. Interest will be payable on the last day of each month, beginning August 31, 2005.

Principal. Principal, and any unpaid interest, will be payable in a single payment due on July 31, 2006.

ADDITIONAL TERMS AND CONDITIONS. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank in the event this Revolving Note is not duly paid. Demand, presentment, protest and notice of nonpayment and dishonor of this Revolving Note are expressly waived. This Revolving Note will be governed by the substantive laws of the State of Iowa.

AMERICAN CARESOURCE HOLDINGS, INC.


By:  /s/ David S Boone
    ---------------------------
Its: CFO, Secretary & Treasurer
     --------------------------

--------------------------------------------------------------------------------
                                                           Corporate Certificate
                                                                    of Authority
--------------------------------------------------------------------------------

TAX IDENTIFICATION NO. 20-0428568
                       ----------

I, David S. Boone, certify that I am Secretary of American CareSource Holdings, Inc., (the "Corporation") organized under the laws of the State of Delaware, that the following is a true, complete and correct copy of resolutions adopted at a meeting of the Board of Directors of the Corporation, properly called and held on the 1st day of August, 2005; that a quorum was present at said meeting; and that said resolutions are now in full force and effect.

WHEREAS, the Corporation desires to engage in financial transactions from time to time with Wells Fargo Bank, National Association (hereinafter referred to as "Bank'); and

WHEREAS, the Corporation desires to authorize certain officers of the Corporation to engage in such transactions on behalf of the Corporation; and

WHEREAS, the Corporation desires to ratify all such past transactions and eliminate the necessity of presenting separate individual resolutions to the Bank in the future, it is therefor:

--------------------------------------------------------------------------------
DEPOSITS
--------------------------------------------------------------------------------

RESOLVED, that the Bank is hereby designated as a depository of this Corporation with authority to accept or receive at any time for the credit of the Corporation deposits by whomsoever made of finds and other property in whatever form or manner transferred or endorsed; and that any officer of this Corporation is hereby authorized to open or cause to be opened one or more accounts with the Bank on such terms, conditions and agreements as the Bank may now or hereafter require and to make any other agreements deemed advisable in regard to any of the foregoing.

RESOLVED FURTHER, (1) that checks, drafts or other orders for the payment, transfer or withdrawal of any of the funds or property of this Corporation on deposit with the Bank shall be binding on this Corporation when signed, manually or by use of a facsimile or mechanical signature, regardless of by whom or by what means the actual or purported facsimile or mechanical signature or signatures may have been placed thereon, or otherwise authorized, by any ________________________________ (indicate number of signers required) of the following persons:

the person or persons from time to time holding the following offices of this
Corporation: President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary,
__________________________________________________; or

the following named individuals: ___________________________________________; or

any person or persons designated in a written certificate signed by the __________________________________ and the __________________________________ of
this Corporation (and such officers of this Corporation may appoint themselves as the persons authorized to sign); and

(2) That the Bank is hereby authorized to pay and charge to the account of this Corporation any such checks, drafts or other orders so signed or otherwise authorized, including those payable to the individual order of the person or persons signing or otherwise authorizing, the same and including also those payable to the Bank or to any other person for application, or which are actually applied to the payment of any indebtedness owing to the Bank from the person or persons who signed such checks, drafts or other withdrawal orders or otherwise authorized such withdrawals; and

(3)That, in particular, and not in limitation of foregoing, such persons may authorize payment transfer or withdrawal by written, telephonic, electronic or oral instructions to the Bank complying with such rules and regulations relating to such authorization as the Bank may communicate to this Corporation from time to time, of funds of this Corporation on deposit with the Bank (or otherwise transferable by the Bank), by wire or otherwise, without any written order for the payment of money being issued with respect to such transfer, and, for and on behalf of this Corporation, to enter into such agreements with the Bank with respect to any such transfer(s) as such officer(s) in (his)(their) sole discretion deem(s) advisable. If any such authorization requires communication to the Bank by the requester of a code, and such code is communicated, any such payment, transfer or withdrawal so effected shall be binding on this Corporation regardless of who communicates the request; and (4) That the Bank may, at its option and without notice to this Corporation, refuse to honor any orders for the payment, transfer or withdrawal of any fluids if such order would create an overdraft notwithstanding the fact that the Bank may have previously established a pattern of allowing any such overdrafts.

RESOLVED FURTHER, that the person(s) so authorized above to sign are hereby authorized and empowered to transact any and all other business with and through the Bank which such person(s) may at any time deem to be advisable, including, without limiting the generality of the foregoing, authority to purchase certificates of deposit and to enter into safe deposit agreements, lock-box agreements, night depository agreements, freight payment service agreements, payroll service agreements and other electronic data processing service agreements offered by the Bank, and, in reference to any such business, to make any and all agreements and to execute and deliver to the Bank any and all contracts and other writings which such person(s) may deem to be necessary or desirable, except for those activities described in section denoted "Loans"

--------------------------------------------------------------------------------
LOANS
--------------------------------------------------------------------------------

RESOLVED, that any two (indicate number of signers required) of the following persons:

I the person or persons from time to time holding the following offices of this
Corporation: President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary,
_________________________________________________________________________; or

the following named individuals David Boone or Steven Phillips or Wayne Schellhammer

hereby are authorized from time to time for and on behalf of the Corporation to:
(i) negotiate and procure loans, lines of credit, letters of credit (and related activities and services including import/export consulting services) discounts, and any other extension of credit from the Bank in any form and in such amounts and on such terms as they shall determine; (ii) subordinate to the Bank any interest of the Corporation in any note, lease, mortgage debt, or any other asset belonging to this Corporation on such terms as they shall determine; (iii) discount, sell, assign, transfer, mortgage or pledge to the Bank the real property, accounts, goods, instruments, documents of title, securities, chattel paper, intangibles or any other property now or hereafter owned by the Corporation either absolutely or conditionally for such consideration as such persons may deem to be appropriate or as security for the payment or performance of any debts, liabilities or obligations to the Bank; (iv) unconditionally guaranty payment of any and all rights to payment so transferred or of any other indebtedness owed to the Bank by any person; (v) lease personal property as lessee and elect as to tax credit and depreciation deductions; and (vi) sign in the name of this Corporation notes, drafts, acceptances, subordination agreements, assignments, applications for letters of credit security agreements, cash collateral agreements, financing statements, mortgages, pledges, hypothecations, transfers, leases, lock-box agreements and any other instrument or document deemed necessary or required to carry out the authority contained in this resolution.

RESOLVED FURTHER, that, without limiting the foregoing, that the individuals named above are further specifically authorized to execute and deliver to the Bank the First Addendum to the First Amended and Restated Credit Agreement between the Corporation and the Bank and all of the Documents (as defined therein) required to be executed and delivered thereunder.

RESOLVED FURTHER, that any person(s) designated in a written certificate signed by the _______________________________________ and ___________________________
of the Corporation are
hereby authorized to apply for issuance of letters of credit for the account of this Corporation and related activities and services, and to execute lease inventory notes and assignments of leases on behalf of this Corporation.

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FURTHER PROVISIONS
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RESOLVED, that the Secretary or an Assistant Secretary shall certify to the Bank the names and signatures (either actual or any form or forms of facsimile or mechanical signatures adopted by the person authorized to sign) of all officers and persons authorized to act on behalf of the Corporation under these resolutions, and the Secretary or an Assistant Secretary shall from time to time hereafter, upon a change in the facts so certified, immediately certify to the Bank the names and signatures (actual or facsimile) of the officers or persons then authorized to sign or to act; the Bank shall be fully protected in relying on such certificates and on the obligation of the Secretary or an Assistant Secretary (set forth above) to immediately certify to the Bank any change in any facts so certified, and the Bank shall be indemnified and saved harmless by the Corporation from any claims, demands, expenses, loss or damage resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used and, in the case of any facsimile signature, regardless of when or by whom or by what means such signature may have been made or affixed) of any officer or person whose name and signature was so certified, or refusing to honor any signature or authority not so certified.

RESOLVED FURTHER, that these resolutions shall continue in force until express written notice of their rescission or modification has been furnished to and received by the Bank.

RESOLVED FURTHER, that any and all transactions by or on behalf of the Corporation with the Bank prior to the adoption of this resolution (whether involving deposits, withdrawals, issuance of letters of credit, rediscounts or borrowings, or otherwise) be and the same hereby are in all respects ratified, approved and confirmed.

I further certify that the Board of Directors of the Corporation has, and at the time of adoption of said resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted to the persons named, and that such persons have full power and authority to exercise the same.

I further certify that the officers whose names appear below have been duly elected to and now hold the offices in this Corporation set opposite their respective names, and that the signatures appearing opposite theft names are their authentic, official signatures.

In Witness Whereof, I have executed this certificate and, if required by state law or its by-laws, affixed the seal of this Corporation this 1st day of August, 2005.

American CareSource Holdings, Inc.


/s/ Steven Phillips                               /s/ David S Boone
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Attest by One Other Officer                       Secretary

IMPRINT SEAL

Name                          Title (If Any)                Sample Signature

David Boone                   CFO & Secretary               /s/ David S Boone
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Wayne Schellhammer            President & CEO
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Steven Phillips               Controller                    /s/ Steven Phillips
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